                                                                   EXHIBIT 10.22

           AMENDMENT TWO TO REVOLVING CREDIT AND TERM LOAN AGREEMENT

     This Amendment Two to Revolving Credit and Term Loan Agreement ("Amendment"), is dated effective as of June ___, 1996, between MULTIMEDIA GAMES, INC., a Texas corporation ("Borrower"), and BANK OF OKLAHOMA, NATIONAL ASSOCIATION, a national banking association ("Bank").

                                   RECITALS

     A. Reference is made to the Revolving Credit and Term Loan Agreement dated March 15, 1995, and the Amendment One to Revolving Credit and Term Loan Agreement dated August 24, 1995, between Borrower and Bank, pursuant to which Bank established a $912,930 Term Loan and a $50,000 Revolving Line in favor of Borrower (collectively, the "Loan Agreement").

     B. Borrower has requested Bank to (i) increase the $50,000 Revolving Line to $100,000, and (ii) reduce the $912,930 Term Loan to $836,850 and modify the payment amount on maturity date; and Bank has agreed to accommodate Borrower's request, subject to the terms and conditions set forth in this Amendment.

                                   AGREEMENT

     For valuable consideration received, and as an additional inducement for Bank to increase the Revolving Line and modify the Term Loan, the parties agree to the following:

     1.   Amendment to Loan Agreement.  The Loan Agreement is amended as
          ---------------------------
follows:

          1.1. Recital A of the Loan Agreement is amended to evidence and shall now read "(i) a $836,850 term loan ("$836,850 Term Loan"); and (ii) a $100,000 revolving line of credit ("$100,000 Revolving Line")."

          1.2.   Section 1.19 shall now read as follows:

          "1.19. "$836,850 Term Note" shall mean the $836,850
                  ------------------
          Promissory Note in the form and content as set forth on
          Schedule "1.19" attached hereto."
          ---------------

     The form of the $836,850 Term Note shall be as set forth on Schedule "1.2"
                                                                 --------------
attached to this Amendment.

          1.3. Section 1.27 is hereby amended to evidence that the term "Loan" shall now mean, separately and collectively, "advances under the $100,000 Revolving Line and/or the $836,850 Term Note."

          1.4. Section 1.31 is hereby amended to evidence that the term "Notes" shall now mean to read "separately and collectively, the $836,850 Term Note and the $100,000 Line Note."

          1.5. Section 1.44 is hereby amended to evidence that the term "$50,000 Line Note" shall now mean to read "$100,000 Line Note."

     The form of the $100,000 Line Note shall be as set forth on Schedule "1.5"
                                                                 --------------
attached to this Amendment.

          1.6.   Section 2.1 is hereby substituted with the following:

          "2.1   $836,850 Term Loan.  Subject to the terms and
                 ------------------
          conditions of this Agreement, the Bank agrees to loan Borrower $836,850 to be further evidenced by the $836,850 Term Note. Borrower acknowledges and agrees the Bank has no obligation to advance any further funds or make any other loans to Borrower, notwithstanding anything to the contrary."

          1.7.   Section 2.2 is hereby substituted with the following:

          "2.2   $100,000 Revolving Line.  Subject to the terms of this
                 -----------------------
          Agreement, and so long as no Initial Default or Matured Default has occurred, Bank agrees to loan to Borrower such amount up to $100,000 as Borrower may request from time to time on or before the maturity of the $100,000 Line Note. Within the limits set forth in this Section 2.2, Borrower may borrow, repay and reborrow at any one time and from time to time."

          1.8. Section 4.1 is hereby amended to evidence that the term "$50,000 Line Note" shall now mean to read "$100,000 Line Note" and the term "$912,930 Term Note" shall now mean to read "$836,850 Term Note."

          1.9.  Section 8.1 is hereby amended and shall read as follows:

          "8.1  Minimum Net Worth.  Maintain at all times a tangible net worth
                -----------------
          of not less than Two Million Four Hundred Thousand Dollars ($2,400,000) commencing June 30, 1996."

          1.10.  The following Section is hereby added to Section 8:

          "8.3  Gross Gaming Revenue Requirement.  Borrower must maintain gross
                --------------------------------
          gaming revenues by not allowing quarterly gross gaming revenues to decrease in excess of fifteen percent (15%) per fiscal quarter from the immediately preceding fiscal quarter; in addition, Borrower must not allow annual gross gaming revenues to decrease in excess of ten percent (10%) from the immediately preceding fiscal year-end gross revenue figure.

     2.   Borrower Ratification of Documents.  Borrower hereby ratifies and
          ----------------------------------
confirms the Loan Agreement, and all instruments, documents and/or agreements executed and/or delivered by Borrower to Bank in connection therewith, and Borrower represents to Bank that (i) they remain in full force and effect, and Borrower is in full and complete compliance therewith; (ii) all representations and warranties made thereunder are true and correct as of the date hereof; and
(iii) no Initial Default or Matured Default has occurred. Furthermore, and as additional inducement for Bank to enter into this Amendment, Borrower hereby amends the Security Agreement executed and delivered to Bank in connection with the Loan Agreement, and agrees that it is amended to evidence that Section
1.1.12 thereof is hereby amended to evidence that the term "$912,930 Promissory Note" shall now mean and read the "$836,850 Promissory Note" and that the "$50,000 Promissory Note" shall now mean and read the "$100,000 Promissory Note."

     3.   MegaBingo(R) Ratification of Documents.  MegaBingo(R), Inc., by
          --------------------------------------
execution of this Amendment, hereby ratifies and confirms the Security Agreement dated March 15, 1995, executed and delivered by MegaBingo(R), Inc. to Bank in connection with the Loan Agreement. MegaBingo(R), Inc. represents to Bank that
(i) the Security Agreement remains in full force and effect; (ii) all representations and warranties made thereunder remain true and correct as of the date hereof; and (iii) no Event of Default, as defined therein, has occurred.
As additional inducement for Bank to enter into this Amendment, MegaBingo(R), Inc., hereby amends Section 1.1.12 thereof to evidence that the term "$912,930 Promissory Note" shall now mean and read the "$836,850 Promissory Note" and that the "$50,000 Promissory Note" shall now mean and read the "$100,000 Promissory Note."

     4.   Guaranty Agreement Ratification.  Gordon T. Graves, by his execution
          -------------------------------
of this Amendment, hereby ratifies and confirms the Guaranty Agreement dated March 15, 1995, executed and delivered by Gordon T. Graves to Bank in connection with the Loan Agreement and he represents and warrants that it is in full force and effect. As additional inducement for Bank to enter into this Amendment, Gordon T. Graves hereby amends the Guaranty Agreement to evidence that the last sentence of Recital A is deleted and replaced with the following:

          "A. Borrower's obligation to repay the Loan is evidenced by the Borrower's two (2) promissory notes payable to Bank, one in the sum of $100,000 of even date herewith and the other in the sum of $836,850 of even date herewith, together with extensions, renewals and changes in form thereof."

     5.   Conditions Precedent.  The effectiveness of this Amendment, and the
          --------------------
obligations of Bank's commitments hereunder, are conditioned upon satisfaction of the following at or before closing:

          5.1. Borrower shall executed and deliver this Amendment, with all schedules attached, to Bank.

          5.2. Borrower shall execute and deliver the $836,850 Term Note to Bank.

          5.3. Borrower shall execute and deliver the $100,000 Line Note to Bank.

          5.4. Borrower shall provide Bank with chattel checks with respect to all locations where inventory and/or equipment of either Borrower and/or MegaBingo(R), Inc. are located, evidencing only such exceptions which are satisfactory to Bank.

          5.5. Borrower shall deliver a legal opinion to Bank, substantially in the form and content of the opinion rendered to Bank in connection herewith the Loan Agreement.

          5.6. MegaBingo(R), Inc. shall deliver certified Resolutions from the Secretary of Borrower, authorizing securitization of loans in form and content as set forth on Schedule "5.6" attached hereto.
                             --------------

     6.   Governing Law and Binding Effect.  This Amendment shall be governed
          --------------------------------
by and construed in accordance with the laws of the State of Oklahoma, and shall inure to the benefit of and be binding upon the parties hereto, their successors and assigns.

     7.   No Change.  Except as expressly amended hereby, the Loan Agreement,
          ---------
and all instruments, documents and agreements executed and/or delivered by Borrower to Bank in connection therewith, shall remain in full force and effect and unchanged.

     8.   Default.  The failure of Borrower to comply with the terms of this
          -------
Amendment shall constitute an Event of Default under the Loan Agreement.

     9.   Counterparts.  This Amendment may be executed in multiple
          ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

                                   "Borrower"

                                   MULTIMEDIA GAMES, INC.


                                   By _____________________________________
                                      Mike Howard, Chief Financial Officer

STATE OF OKLAHOMA   )
                    ) ss.
COUNTY OF TULSA     )

     The foregoing instrument was acknowledged before me on this ____ day of June, 1996, by Mike Howard, as Chief Financial Officer of MULTIMEDIA GAMES, INC.

My Commission Expires:                  _________________________________
                                        Notary Public

___________________________
[S E A L]

                                   "Bank"

                                   BANK OF OKLAHOMA, NATIONAL
                                   ASSOCIATION, a national banking association


                                   By _____________________________________
                                      Edward E. Conn, Jr., Vice President


STATE OF OKLAHOMA   )
                    ) ss.
COUNTY OF TULSA     )

     The foregoing instrument was acknowledged before me on this ____ day of June, 1996, by Edward E. Conn, Jr., as Vice President of BANK OF OKLAHOMA, NATIONAL ASSOCIATION.

My Commission Expires:                  _________________________________
                                        Notary Public

___________________________
[S E A L]

                                   MEGABINGO(R), INC.


                                   By _____________________________________
                                      Mike Howard, Chief Financial Officer



STATE OF OKLAHOMA   )
                    ) ss.
COUNTY OF TULSA     )

     The foregoing instrument was acknowledged before me on this ____ day of June, 1996, by Mike Howard, as Chief Financial Officer of MEGABINGO(R), INC.

My Commission Expires:                  _________________________________
                                        Notary Public

___________________________
[S E A L]

                                   ________________________________________
                                   Gordon T. Graves, Guarantor


STATE OF OKLAHOMA   )
                    ) ss.
COUNTY OF TULSA     )

     The foregoing instrument was acknowledged before me on this ____ day of June, 1996, by Gordon T. Graves.

My Commission Expires:                  _________________________________
                                        Notary Public

___________________________
[S E A L]